Exhibit 77C


                Matters submitted to a Vote of Security Holders

1. On October 30, 2007, a Special Meeting of Shareholders for ING Growth Fund was held at which the shareholders were asked to an Agreement and Plan of Reorganization by and among ING Growth Fund and ING Opportunistic Fund providing for the reorganization of ING Growth Fund with and into ING Opportunistic LargeCap Fund.*

                                                           Shares voted
                                     Shares voted           against or            Shares            Total Shares
      Fund           Proposal             for                withheld            abstained              Voted
      ----           --------             ---                --------            ---------              -----
ING Growth              1             933,161.219           23,007.118          24,504.650           980,672.987
This meeting was adjourned to November 8, 2007.

                                                           Shares voted
                                     Shares voted           against or            Shares            Total Shares
      Fund           Proposal             for                withheld            abstained              Voted
      ----           --------             ---                --------            ---------              -----
ING Growth              1

2. On November 15, 2007, a Special Meeting of Shareholders for ING 130/30 Fundamental Research Fund was held at which the shareholders were asked to approve the following series of proposals to standardize the investment restrictions of the Fund, to modify the fundamental investment restriction on lending and to modify the fundamental investment restriction on underwriting.

                                                           Shares voted
                                     Shares voted           against or            Shares            Total Shares
      Fund           Proposal             for                withheld            abstained              Voted
      ----           --------             ---                --------            ---------              -----
ING 130/30
Fundamental
Research                 3D            1,002,977.027            0.000              0.000           1,025,352.027
                         3E            1,002,977.027            0.000              0.000           1,025,352.027
This meeting was adjourned to November 17, 2007.

                                                             Shares voted
                                         Shares voted         against or            Shares           Total Shares
      Fund             Proposal               for              withheld           abstained              Voted
      ----             --------               ---              --------           ---------              -----
ING 130/30
Fundamental
Research             1,007,192.027           0.000              0.000           1,007,192.027        1,025,352.027
                     1,007,192.027           0.000              0.000           1,007,192.027        1,025,352.027

3. On November 15, 2007, a Special Meeting of Shareholders for ING Balanced Fund was held at which the shareholders were asked to approve the following series of proposals to standardize the investment restrictions of the Fund, to modify the fundamental investment restriction on concentration, to modify the fundamental investment restriction on diversification, to modify the fundamental investment restriction on borrowing, to modify the fundamental investment restriction on lending, to modify the fundamental investment restriction on underwriting, to modify the fundamental investment restriction on real estate, to modify the fundamental investment restriction on senior securities, to modify the fundamental investment restriction on commodities, To reclassify the investment objective of each Fund as non-fundamental; and to approve a proposal to implement a "manager-of-managers" arrangment for each of the Funds which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of a Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                           Shares voted
                                       Shares voted         against or             Shares              Total Shares
      Fund            Proposal              for              withheld             abstained               Voted
      ----            --------              ---              --------             ---------               -----
ING Balanced Fund
                         3A            7,412,632.727        316,877.376          341,735.612          12,238,658.715
                         3B            7,437,922.858        318,134.536          315,188.321          12,238,658.715
                         3C            7,335,157.709        394,149.750          341,938.256          12,238,658.715
                         3D            7,387,508.968        361,008.320          322,728.427          12,238,658.715
                         3E            7,392,304.487        339,543.351          339,397.877          12,238,658.715
                         3F            7,403,112.075        343,955.605          324,178.035          12,238,658.715
                         3G            7,399,094.402        340,230.463          331,920.850          12,238,658.715
                         3H            7,402,839.752        338,918.554          329,487.409          12,238,658.715
                          4            7,371,914.004        380,795.456          318,536.255          12,238,658.715
                          5            7,317,434.281        457,601.193          296,210.241          12,238,658.715
This meeting was adjourned to December 17, 2007.

                                                            Shares voted
                                       Shares voted          against or            Shares              Total Shares
      Fund            Proposal              for               withheld            abstained               Voted
      ----            --------              ---               --------            ---------               -----
ING Balanced Fund
                         3A            9,900,549.523        397,289.925          443,450.112          13,560,756.560
                         3B            9,920,701.409        402,388.052          418,200.099          13,560,756.560
                         3C            9,789,271.354        503,565.462          448,452.744          13,560,756.560
                         3D            9,859,279.028        458,628.390          423,382.142          13,560,756.560
                         3E            9,853,194.867        442,672.306          445,422.387          13,560,756.560
                         3F            9,868,831.100        440,850.329          431,608.131          13,560,756.560
                         3G            9,881,424.733        422,494.479          437,370.348          13,560,756.560
                         3H            9,876,412.823        431,371.962          433,504.775          13,560,756.560
                          4            9,834,889.179        493,947.680          412,452.701          13,560,756.560
                          5            9,775,942.861        582,417.330          382,929.369          13,560,756.560

3. On November 15, 2007, a Special Meeting of Shareholders for ING Growth and Income Fund was held at which the shareholders were asked (1) to approve the following series of proposals to standardize the investment restrictions of the
Fund: to modify the fundamental investment restriction on concentration, to modify the fundamental investment restriction on diversification, to modify the fundamental investment restriction on borrowing, to modify the fundamental investment restriction on lending, to modify the fundamental investment restriction on underwriting, to modify the fundamental investment restriction on real estate, to modify the fundamental investment restriction on senior securities and to modify the fundamental investment restriction on commodities and (2) to reclassify the investment objective of the Fund as non-fundamental.

                                                            Shares voted
                                       Shares voted          against or            Shares              Total Shares
      Fund            Proposal              for               withheld            abstained               Voted
      ----            --------              ---               --------            ---------               -----
ING Growth and
Fund
                         3A            1,959,336.272         83,342.726          68,895.055           2,804,479.053
                         3B            1,955,735.360         81,785.982          74,052.711           2,804,479.053
                         3C            1,947,117.658        101,722.698          62,733.697           2,804,479.053
                         3D            1,956,685.844         83,699.273          71,188.936           2,804,479.053
                         3E            1,954,024.432         84,497.260          73,052.361           2,804,479.053
                         3F            1,954,401.983         83,773.217          73,398.853           2,804,479.053
                         3G            1,965,052.908         73,492.484          73,028.661           2,804,479.053
                         3H            1,966,032.915         71,063.661          74,477.477           2,804,479.053
                          4            1,959,644.039         76,076.329          75,853.685           2,804,479.053
This meeting was adjourned to December 17, 2007.

                                                            Shares voted
                                       Shares voted          against or            Shares              Total Shares
      Fund            Proposal              for               withheld            abstained               Voted
      ----            --------              ---               --------            ---------               -----
ING Growth and
Fund
                         3A            3,690,585.484        124,436.959          96,884.482           4,442,497.925
                         3B            3,690,895.879        122,880.215          98,130.831           4,442,497.925
                         3C            3,669,230.036        144,728.202          97,948.687           4,442,497.925
                         3D            3,684,484.717        126,704.776          100,717.432          4,442,497.925
                         3E            3,684,800.494        127,064.950          100,041.481          4,442,497.925
                         3F            3,691,362.115        119,319.521          101,225.289          4,442,497.925
                         3G            3,701,342.372        106,635.474          103,929.079          4,442,497.925
                         3H            3,700,277.909        112,019.695          99,609.321           4,442,497.925
                          4            3,698,960.991        112,698.382          100,247.552          4,442,497.925

3. On November 15, 2007, a Special Meeting of Shareholders for ING Growth Fund was held at which the shareholders were asked (1) to approve the following series of proposals to standardize the investment restrictions of the Fund: to modify the fundamental investment restriction on concentration, to modify the fundamental investment restriction on diversification, to modify the fundamental investment restriction on borrowing, to modify the fundamental investment restriction on lending, to modify the fundamental investment restriction on underwriting, to modify the fundamental investment restriction on real estate, to modify the fundamental investment restriction on senior securities and to modify the fundamental investment restriction on commodities; (2) to reclassify the investment objective of the Fund as non-fundamental; and (3) to approve a proposal to implement a "manager-of-managers" arrangment for the Fund which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of the Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                            Shares voted
                                       Shares voted          against or            Shares              Total Shares
      Fund            Proposal              for               withheld            abstained               Voted
      ----            --------              ---               --------            ---------               -----
ING Growth and
Fund
                         3A             755,532.334          18,194.922          25,886.477           1,041,957.733
                         3B             756,969.256          16,826.304          25,818.173           1,041,957.733
                         3C             710,451.402          63,792.838          25,369.493           1,041,957.733
                         3D             755,996.799          20,595.269          23,021.665           1,041,957.733
                         3E             748,762.437          25,315.829          25,535.467           1,041,957.733
                         3F             760,358.988          18,022.545          21,232.200           1,041,957.733
                         3G             759,948.586          15,534.680          24,130.467           1,041,957.733
                         3H             754,429.208          21,862.679          23,321.846           1,041,957.733
                          4             751,035.317          28,059.275          20,519.141           1,041,957.733
                          5             743,000.767          34,427.884          22,185.082           1,041,957.733
This meeting was adjourned to December 17, 2007.

                                                            Shares voted
                                       Shares voted          against or            Shares              Total Shares
      Fund            Proposal              for               withheld            abstained               Voted
      ----            --------              ---               --------            ---------               -----
ING Growth and
Fund
                         3A            1,244,672.706         36,151.819          85,495.062           1,572,101.587
                         3B            1,246,161.733         34,356.591          85,801.263           1,572,101.587
                         3C            1,197,847.690         83,493.819          84,978.078           1,572,101.587
                         3D            1,243,819.666         39,869.676          82,630.245           1,572,101.587
                         3E            1,237,685.691         43,115.339          85,518.557           1,572,101.587
                         3F            1,250,064.465         35,039.832          81,215.290           1,572,101.587
                         3G            1,248,946.606         33,259.424          84,113.557           1,572,101.587
                         3H            1,245,003.228         38,011.423          83,304.936           1,572,101.587
                          4            1,240,347.855         45,844.006          80,127.726           1,572,101.587
                          5            1,228,009.406         57,437.399          80,872.782           1,572,101.587

3. On November 15, 2007, a Special Meeting of Shareholders for ING Index Plus LargeCap Fund was held at which the shareholders were asked (1) to approve the following series of proposals to standardize the investment restrictions of the
Fund: to modify the fundamental investment restriction on concentration, to modify the fundamental investment restriction on diversification, to modify the fundamental investment restriction on borrowing, to modify the fundamental investment restriction on lending, to modify the fundamental investment restriction on underwriting, to modify the fundamental investment restriction on real estate, to modify the fundamental investment restriction on senior securities and to modify the fundamental investment restriction on commodities;
(2) to reclassify the investment objective of the Fund as non-fundamental; and
(3) to approve a proposal to implement a "manager-of-managers" arrangment for the Fund which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of the Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                            Shares voted
                                       Shares voted          against or            Shares              Total Shares
      Fund            Proposal              for               withheld            abstained               Voted
      ----            --------              ---               --------            ---------               -----
ING Index Plus
LargeCap Fund
                         3A            4,576,455.464          157,251.915         238,420.214         6,776,311.593
                         3B            4,681,615.586          139,510.204         151,001.803         6,776,311.593
                         3C            4,483,672.018          254,752.928         233,702.647         6,776,311.593
                         3D            4,656,456.627          168,974.517         146,696.449         6,776,311.593
                         3E            4,607,842.214          210,059.366         154,226.013         6,776,311.593
                         3F            4,614,420.112          205,797.767         151,909.714         6,776,311.593
                         3G            4,670,976.433          147,967.706         153,183.454         6,776,311.593
                         3H            4,653,253.848          167,780.393         151,093.352         6,776,311.593
                          4            4,661,768.786          173,454.345         136,904.462         6,776,311.593
                          5            4,666,845.766          172,993.042         132,288.785         6,776,311.593
         This meeting was adjourned to December 17, 2007.

                                                            Shares voted
                                       Shares voted          against or            Shares              Total Shares
      Fund            Proposal              for               withheld            abstained               Voted
      ----            --------              ---               --------            ---------               -----
ING Index Plus
LargeCap Fund
                         3A            9,067,884.266          213,027.559         421,220.502        11,227,767.327
                         3B            9,197,601.122          196,308.245         308,222.960        11,227,767.327
                         3C            8,991,915.896          317,297.630         392,918.801        11,227,767.327
                         3D            9,166,984.147          231,745.823         303,402.357        11,227,767.327
                         3E            9,091,192.634          277,243.817         333,695.876        11,227,767.327
                         3F            9,096,478.522          274,115.137         331,538.668        11,227,767.327
                         3G            9,161,926.319          206,950.987         333,255.021        11,227,767.327
                         3H            9,144,043.002          225,676.667         332,412.658        11,227,767.327
                          4            9,161,419.147          252,392.833         288,320.347        11,227,767.327
                          5            9,157,432.681          262,695.532         282,004.114        11,227,767.327

4. On November 15, 2007, a Special Meeting of Shareholders for ING Index Plus MidCap Fund was held at which the shareholders were asked (1) to approve the following series of proposals to standardize the investment restrictions of the
Fund: to modify the fundamental investment restriction on concentration, to modify the fundamental investment restriction on diversification, to modify the fundamental investment restriction on borrowing, to modify the fundamental investment restriction on lending, to modify the fundamental investment restriction on underwriting, to modify the fundamental investment restriction on real estate, to modify the fundamental investment restriction on senior securities and to modify the fundamental investment restriction on commodities;
(2) to reclassify the investment objective of the Fund as non-fundamental; and
(3) to approve a proposal to implement a "manager-of-managers" arrangment for the Fund which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of the Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                             Shares voted
                                       Shares voted           against or              Shares             Total Shares
      Fund            Proposal              for                withheld             abstained               Voted
      ----            --------              ---                --------             ---------               -----
ING Index Plus
MidCap Fund
                         3A            3,643,382.605         109,069.699           111,206.944          7,106,660.248
                         3B            3,647,511.133         112,344.828           103,803.287          7,106,660.248
                         3C            3,627,906.570         128,077.720           107,674.958          7,106,660.248
                         3D            3,628,239.253         130,651.767           104,768.228          7,106,660.248
                         3E            3,631,865.677         122,233.718           109,559.853          7,106,660.248
                         3F            3,653,663.325         104,678.711           105,317.212          7,106,660.248
                         3G            3,642,420.870         112,675.300           108,563.078          7,106,660.248
                         3H            3,648,159.096         109,849.847           105,650.305          7,106,660.248
                          4            3,615,775.576         143,975.310           103,908.362          7,106,660.248
                          5            3,591,034.042         187,586.753           85,038.453           7,106,660.248
         This meeting was adjourned to December 17, 2007.

                                                             Shares voted
                                       Shares voted           against or              Shares             Total Shares
      Fund            Proposal              for                withheld             abstained               Voted
      ----            --------              ---                --------             ---------               -----
ING Index Plus
MidCap Fund
                         3A            7,593,090.455         158,960.395           214,258.886         10,507,786.736
                         3B            7,629,537.757         156,401.034           180,370.945         10,507,786.736
                         3C            7,601,872.076         179,360.589           185,077.071         10,507,786.736
                         3D            7,599,299.267         180,404.438           186,606.031         10,507,786.736
                         3E            7,588,311.924         172,419.491           205,578.321         10,507,786.736
                         3F            7,612,922.458         151,084.477           202,302.801         10,507,786.736
                         3G            7,615,523.795         164,912.857           185,873.084         10,507,786.736
                         3H            7,611,876.413         155,788.552           198,644.771         10,507,786.736
                          4            7,276,864.776         512,421.092           177,023.868         10,507,786.736
                          5            7,238,249.520         560,054.315           168,005.901         10,507,786.736

5. On November 15, 2007, a Special Meeting of Shareholders for ING Index Plus SmallCap Fund was held at which the shareholders were asked (1) to approve the following series of proposals to standardize the investment restrictions of the
Fund: to modify the fundamental investment restriction on concentration, to modify the fundamental investment restriction on diversification, to modify the fundamental investment restriction on borrowing, to modify the fundamental investment restriction on lending, to modify the fundamental investment restriction on underwriting, to modify the fundamental investment restriction on real estate, to modify the fundamental investment restriction on senior securities and to modify the fundamental investment restriction on commodities;
(2) to reclassify the investment objective of the Fund as non-fundamental; and
(3) to approve a proposal to implement a "manager-of-managers" arrangment for the Fund which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of the Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                             Shares voted
                                       Shares voted           against or             Shares            Total Shares
      Fund            Proposal              for                withheld            abstained              Voted
      ----            --------              ---                --------            ---------              -----
ING Index Plus
SmallCap Fund
                         3A            1,888,527.270          63,271.288          48,919.305          3,148,343.863
                         3B            1,866,850.402          66,368.406          47,499.055          3,128,343.863
                         3C            1,881,889.883          71,145.296          47,682.684          3,148,343.863
                         3D            1,890,933.499          64,623.073          45,161.291          3,148,343.863
                         3E            1,886,196.875          65,954.696          48,566.292          3,148,343.863
                         3F            1,890,537.087          61,126.370          49,054.406          3,148,343.863
                         3G            1,886,464.691          64,198.338          50,054.834          3,148,343.863
                         3H            1,882,418.930          68,303.431          49,995.502          3,148,343.863
                          4            1,848,223.224         109,373.598          43,121.041          3,148,343.863
                          5            1,836,236.141         123,198.332          41,283.390          3,148,343.863
         This meeting was adjourned to December 17, 2007.

                                                             Shares voted
                                       Shares voted           against or             Shares            Total Shares
      Fund            Proposal              for                withheld            abstained              Voted
      ----            --------              ---                --------            ---------              -----
ING Index Plus
SmallCap Fund
                         3A            3,598,379.268          91,358.784           120,488.870          4,753,507.922
                         3B            3,625,996.617          87,456.436           96,773.869           4,753,507.922
                         3C            3,615,238.064          96,955.662           98,033.196           4,753,507.922
                         3D            3,622,178.821          89,037.947           99,010.154           4,753,507.922
                         3E            3,599,221.606          89,717.478           121,287.838          4,753,507.922
                         3F            3,607,277.996          83,050.269           119,898.657          4,753,507.922
                         3G            3,599,991.257          88,840.281           121,395.384          4,753,507.922
                         3H            3,597,070.575          92,316.602           120,839.745          4,753,507.922
                          4            3,566,635.167         148,784.297           94,807.458           4,753,507.922
                          5            3,550,228.751         172,264.983           87,733.188           4,753,507.922

6. On November 15, 2007, a Special Meeting of Shareholders for ING Small Company Fund was held at which the shareholders were asked (1) to approve the following series of proposals to standardize the investment restrictions of the Fund: to modify the fundamental investment restriction on concentration, to modify the fundamental investment restriction on diversification, to modify the fundamental investment restriction on borrowing, to modify the fundamental investment restriction on lending, to modify the fundamental investment restriction on underwriting, to modify the fundamental investment restriction on real estate, to modify the fundamental investment restriction on senior securities and to modify the fundamental investment restriction on commodities; (2) to reclassify the investment objective of the Fund as non-fundamental; and (3) to approve a proposal to implement a "manager-of-managers" arrangment for the Fund which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of the Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders.

                                                             Shares voted
                                       Shares voted           against or              Shares             Total Shares
      Fund            Proposal              for                withheld             abstained               Voted
      ----            --------              ---                --------             ---------               -----
ING Small
Company Fund
                         3A            1,182,157.693          53,019.068           55,649.592           2,017,727.353
                         3B            1,178,148.166          50,195.966           62,482.221           2,017,727.353
                         3C            1,166,029.929          60,957.328           63,839.096           2,017,727.353
                         3D            1,172,836.062          59,765.726           58,224.565           2,017,727.353
                         3E            1,169,762.764          55,086.020           65,977.569           2,017,727.353
                         3F            1,167,018.512          58,171.294           65,636.547           2,017,727.353
                         3G            1,169,471.777          55,825.206           65,529.370           2,017,727.353
                         3H            1,169,993.942          56,541.517           64,290.894           2,017,727.353
                          4            1,173,314.102          60,376.849           57,135.402           2,017,727.353
                          5            1,152,382.083          79,585.682           58,858.588           2,017,727.353
         This meeting was adjourned to December 17, 2007.

                                                             Shares voted
                                       Shares voted           against or              Shares             Total Shares
      Fund            Proposal              for                withheld             abstained               Voted
      ----            --------              ---                --------             ---------               -----
ING Small
Company Fund
                         3A            2,628,840.605          79,775.645           131,446.900          3,427,772.150
                         3B            2,622,848.620          74,068.896           143,145.634          3,427,772.150
                         3C            2,612,779.738          90,018.896           137,264.516          3,427,772.150
                         3D            2,628,093.272          80,515.004           131,454.874          3,427,772.150
                         3E            2,612,100.600          82,018.389           145,944.161          3,427,772.150
                         3F            2,613,486.236          81,168.829           145,408.085          3,427,772.150
                         3G            2,613,493.309          80,655.039           145,914.802          3,427,772.150
                         3H            2,618,394.369          79,310.545           142,358.236          3,427,772.150
                          4            2,620,421.261          90,217.412           129,424.477          3,427,772.150
                          5            2,599,284.584         106,010.427           134,768.139          3,427,772.150

7. On November 15, 2007, a Special Meeting of Shareholders for ING Strategic Allocation Conservative Fund was held at which the shareholders were asked (1) to approve the following series of proposals to standardize the investment restrictions of the Fund: to modify the fundamental investment restriction on concentration, to modify the fundamental investment restriction on diversification, to modify the fundamental investment restriction on borrowing, to modify the fundamental investment restriction on lending, to modify the fundamental investment restriction on underwriting, to modify the fundamental investment restriction on real estate, to modify the fundamental investment restriction on senior securities and to modify the fundamental investment restriction on commodities; (2) to reclassify the investment objective of the Fund as non-fundamental; (3) to approve a proposal to implement a "manager-of-managers" arrangment for the Fund which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of the Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders; (4) to approve a proposal to covert each of the Funds to a fund-of-funds structure; to approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments; and to approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

                                                            Shares voted
                                       Shares voted          against or             Shares            Total Shares
      Fund            Proposal              for               withheld            abstained               Voted
      ----            --------              ---               --------            ---------               -----
ING Strategic
Allocation
Conservative Fund
                         3A             693,474.255          23,580.812           34,258.934          1,074,326.001
                         3B             692,718.260          24,559.778           34,035.963          1,074,326.001
                         3C             690,485.327          25,965.502           34,863.172          1,074,326.001
                         3D             692,310.465          24,955.741           34,047.795          1,074,326.001
                         3E             690,238.058          24,312.148           36,763.795          1,074,326.001
                         3F             695,501.012          23,945.667           31,867.322          1,074,326.001
                         3G             695,952.136          26,475.195           28,886.670          1,074,326.001
                         3H             690,997.978          26,104.214           34,211.809          1,074,326.001
                          4             685,876.013          29,447.750           35,990.238          1,074,326.001
                          5             685,446.118          26,545.755           39,322.128          1,074,326.001
                         6A             691,603.188          24,032.213           35,678.600          1,074,326.001
                         6B             695,781.520          22,785.266           32,747.215          1,074,326.001
                         6C             692,520.193          22,669.914           36,123.894          1,074,326.001
         This meeting was adjourned to December 17, 2007.

                                                            Shares voted
                                       Shares voted          against or             Shares            Total Shares
      Fund            Proposal              for               withheld            abstained               Voted
      ----            --------              ---               --------            ---------               -----
ING Strategic
Allocation
Conservative Fund
                         3A            1,926,442.911          34,918.589          78,834.240          2,293,729.740
                         3B            1,920,857.648          40,726.823          78,611.269          2,293,729.740
                         3C            1,906,309.082          51,310.180          82,576.478          2,293,729.740
                         3D            1,913,487.441          44,947.198          81,761.101          2,293,729.740
                         3E            1,922,980.236          32,738.403          84,477.101          2,293,729.740
                         3F            1,920,107.084          43,350.028          76,738.628          2,293,729.740
                         3G            1,928,624.796          37,812.968          73,757.976          2,293,729.740
                         3H            1,907,704.834          49,755.791          82,735.115          2,293,729.740
                          4            1,899,747.359          53,099.323          87,349.058          2,293,729.740
                          5            1,925,437.379          34,404.297          80,354.064          2,293,729.740
                         6A            1,922,894.540          35,928.963          81,372.237          2,293,729.740
                         6B            1,934,147.489          26,418.194          79,630.057          2,293,729.740
                         6C            1,930,978.044          26,210.960          83,006.736          2,293,729.740

7. On November 15, 2007, a Special Meeting of Shareholders for ING Strategic Allocation Growth Fund was held at which the shareholders were asked (1) to approve the following series of proposals to standardize the investment restrictions of the Fund: to modify the fundamental investment restriction on concentration, to modify the fundamental investment restriction on diversification, to modify the fundamental investment restriction on borrowing, to modify the fundamental investment restriction on lending, to modify the fundamental investment restriction on underwriting, to modify the fundamental investment restriction on real estate, to modify the fundamental investment restriction on senior securities and to modify the fundamental investment restriction on commodities; (2) to reclassify the investment objective of the Fund as non-fundamental; (3) to approve a proposal to implement a "manager-of-managers" arrangment for the Fund which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of the Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders; (4) to approve a proposal to covert each of the Funds to a fund-of-funds structure; to approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments; and to approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

                                                             Shares voted
                                       Shares voted           against or             Shares            Total Shares
      Fund            Proposal              for                withheld            abstained              Voted
      ----            --------              ---                --------            ---------              -----
ING Strategic
Allocation
Growth Fund
                         3A            1,212,215.877          85,774.075          142,740.791         2,341,029.743
                         3B            1,218,109.845          81,878.365          140,742.533         2,341,029.743
                         3C            1,209,465.462          91,506.656          139,758.625         2,341,029.743
                         3D            1,215,705.872          85,539.706          139,485.165         2,341,029.743
                         3E            1,215,837.978          82,918.505          141,974.260         2,341,029.743
                         3F            1,221,085.383          77,192.010          142,453.350         2,341,029.743
                         3G            1,228,028.079          78,975.512          133,727.152         2,341,029.743
                         3H            1,223,469.375          74,704.844          142,556.524         2,341,029.743
                          4            1,205,008.626         106,659.864          129,062.253         2,341,029.743
                          5            1,226,850.169          88,771.609          125,108.965         2,341,029.743
                         6A            1,242,250.128          65,112.321          133,368.294         2,341,029.743
                         6B            1,241,274.859          60,155.002          139,300.882         2,341,029.743
                         6C            1,238,880.909          60,453.952          141,395.882         2,341,029.743
         This meeting was adjourned to December 17, 2007.

                                                             Shares voted
                                       Shares voted           against or             Shares            Total Shares
      Fund            Proposal              for                withheld            abstained              Voted
      ----            --------              ---                --------            ---------              -----
ING Strategic
Allocation
Growth Fund
                         3A            2,448,992.503         106,365.469          189,303.811         3,515,417.783
                         3B            2,456,462.086         101,755.179          186,444.518         3,515,417.783
                         3C            2,441,438.088         113,505.455          189,718.240         3,515,417.783
                         3D            2,449,665.498         106,091.505          188,904.780         3,515,417.783
                         3E            2,448,954.844         103,509.899          192,197.040         3,515,417.783
                         3F            2,463,180.859          97,736.809          183,744.115         3,515,417.783
                         3G            2,464,898.980         100,255.906          179,506.897         3,515,417.783
                         3H            2,464,027.001          96,081.273          184,553.509         3,515,417.783
                          4            2,436,017.674         131,605.958          177,038.151         3,515,417.783
                          5            2,466,060.013         111,035.066          167,566.704         3,515,417.783
                         6A            2,480,373.461          86,114.433          178,173.889         3,515,417.783
                         6B            2,483,729.620          78,952.114          181,980.049         3,515,417.783
                         6C            2,481,583.589          79,166.304          183,911.890         3,515,417.783

7. On November 15, 2007, a Special Meeting of Shareholders for ING Strategic Allocation Moderate Fund was held at which the shareholders were asked (1) to approve the following series of proposals to standardize the investment restrictions of the Fund: to modify the fundamental investment restriction on concentration, to modify the fundamental investment restriction on diversification, to modify the fundamental investment restriction on borrowing, to modify the fundamental investment restriction on lending, to modify the fundamental investment restriction on underwriting, to modify the fundamental investment restriction on real estate, to modify the fundamental investment restriction on senior securities and to modify the fundamental investment restriction on commodities; (2) to reclassify the investment objective of the Fund as non-fundamental; (3) to approve a proposal to implement a "manager-of-managers" arrangment for the Fund which will permit ING Investments, LLC ("ING Investments" or the "Adviser"), in its capacity as the investment adviser of the Fund, subject to prior approval by the Board of the Fund, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Fund's shareholders; (4) to approve a proposal to covert each of the Funds to a fund-of-funds structure; to approve an amendment to the Investment Advisory Agreement between ING Investments and the Company to reduce the fee payable to ING Investments; and to approve an amendment to the Sub-Advisory Agreement between ING Investments and ING Investment Management Co. to reduce the fee payable to ING Investment Management Co.

                                                             Shares voted
                                       Shares voted           against or             Shares            Total Shares
      Fund            Proposal              for                withheld            abstained              Voted
      ----            --------              ---                --------            ---------              -----
ING Strategic
Allocation
Moderate Fund
                         3A            1,316,238.804         364,901.034          174,933.528         2,676,172.366
                         3B            1,310,743.970         365,371.382          179,958.014         2,676,172.366
                         3C            1,310,815.435         367,486.917          177,771.014         2,676,172.366
                         3D            1,314,527.398         365,065.800          176,480.168         2,676,172.366
                         3E            1,318,186.000         361,216.776          176,670.590         2,676,172.366
                         3F            1,312,722.662         365,367.486          177,983.218         2,676,172.366
                         3G            1,308,436.292         368,475.132          179,161.942         2,676,172.366
                         3H            1,315,136.673         366,634.967          174,301.726         2,676,172.366
                          4            1,315,305.129         366,714.778          174,053.459         2,676,172.366
                          5            1,311,853.826         374,542.110          169,677.430         2,676,172.366
                         6A            1,310,845.596         366,755.037          178,472.733         2,676,172.366
                         6B            1,317,347.458         362,839.040          175,886.868         2,676,172.366
                         6C            1,323,671.443         362,849.163          169,552.760         2,676,172.366
         This meeting was adjourned to December 17, 2007.

                                                             Shares voted
                                       Shares voted           against or             Shares            Total Shares
      Fund            Proposal              for                withheld            abstained              Voted
      ----            --------              ---                --------            ---------              -----
ING Strategic
Allocation
Moderate Fund
                         3A            2,877,756.016         380,399.218          187,689.248         4,125,050.482
                         3B            2,870,692.383         381,429.411          193,722.688         4,125,050.482
                         3C            2,870,763.847         385,001.149          190,079.486         4,125,050.482
                         3D            2,875,035.654         380,563.986          190,244.842         4,125,050.482
                         3E            2,877,957.461         374,590.962          193,296.059         4,125,050.482
                         3F            2,874,795.099         380,757.704          190,291.679         4,125,050.482
                         3G            2,871,340.722         383,305.506          191,198.254         4,125,050.482
                         3H            2,875,468.002         382,133.138          188,243.342         4,125,050.482
                          4            2,877,237.519         381,237.949          187,369.014         4,125,050.482
                          5            2,874,101.273         390,842.598          180,900.611         4,125,050.482
                         6A            2,875,530.450         380,618.124          189,695.908         4,125,050.482
                         6B            2,880,149.761         375,172.285          190,522.436         4,125,050.482
                         6C            2,882,308.802         379,347.352          184,188.328         4,125,050.482